UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                         Date of Report: August 30, 2008


                         NEXHORIZON COMMUNICATIONS, INC.
                         -------------------------------
             (Exact name of registrant as specified in its charter)


            Delaware                    000-33327             13-4151225
-------------------------------   ---------------------  -----------------------
(State or other jurisdiction of     (Commission File          (IRS Employer
         incorporation)                  Number)          Identification Number)


                  9737 Wadsworth Parkway, Westminster, CO 80021
                  ---------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)


                                 (303) 404-9700
                                 --------------
               Registrant's telephone number, including area code

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:


[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

                 SECTION 5 - CORPORATE GOVERNANCE AND MANAGEMENT

ITEM 5.02 - DEPATURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

            Effective August 30, 2008, John T. Conroy resigned as the Company's Executive Vice President and as a Director of the Company.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.



                                        NEXHORIZON COMMUNICATIONS, INC.


                                        By: /s/ Calvin D. Smiley, Sr.
                                            -------------------------
                                            Calvin D. Smiley, Sr., CEO


                                            Date: September 2, 2008